UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

VOICE ASSIST, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149446	26-1929199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2 South Pointe Dr., Suite 100

Lake Forest, California 92630

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (949) 655-1677

Copies of Communications to:

Richardson & Patel LLP

1100 Glendon Avenue, Suite 850

Los Angeles, California 90024

(310) 208-1182

Fax: (310) 208-1154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Software Development Contract and Advertising Agreement with Augme Technologies, Inc.

On July 13, 2012, the Company entered into a Custom Software Development Contract (the “Software Agreement”) by and between the Company and Augme Technologies, Inc. (“Augme”). Pursuant to the Software Agreement, Augme will pay the Company a one-time integration fee of $ 200,000 (the “Integration Fee”) for the Company to integrate Augme’s HipCricket AD LIFE Platform within the Company’s existing services . The Company shall retain all ownership of the integration within its platform. The Software Agreement will remain in effect until it is terminated in accordance with its terms or by Augme upon 30 days’ prior written notice to the Company, but such termination will not relieve Augme of its obligation to pay the Integration Fee. The Company may terminate the Software Agreement at any time if Augme materially breaches the Software Agreement. The foregoing description of the Software Agreement is qualified in its entirety by reference to the actual text of the Software Agreement, a copy of which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

Concurrently with the Software Agreement, the Company entered into a non-exclusive Advertising Agreement (the “Advertising Agreement”) by and between the Company and Augme. Pursuant to the Advertising Agreement, the Company will publish Augme’s advertisements utilizing the Company’s services. Both the Company and Augme will share in any revenue generated from advertisements published under this Advertising Agreement. The Advertising Agreement will remain in force and effect for an initial term of two (2) years and shall automatically renew after expiration of the initial term for additional successive renewal periods of one (1) year each. In the event of a breach by Augme of any of its obligations under the Advertising Agreement, the Company may terminate the Advertising Agreement immediately upon written notice to Augme. In the event of a breach by the Company of any of its obligations under the Advertising Agreement, Augme may terminate the Advertising Agreement upon 30 days prior written notice to the Company. The foregoing description of the Advertising Agreement is qualified in its entirety by reference to the actual text of the Advertising Agreement, a copy of which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

Private Placement

On May 22, 2012, Voice Assist, Inc. (the “Company”) consummated a private placement of its equity securities with 12 accredited investors pursuant to a unit subscription and purchase agreement for total consideration of $800,000 (the “Financing”). The investors purchased units of the Company’s securities at $0.15 per unit. Each unit consisted of one (1) share of the Company’s common stock and a callable warrant to purchase one (1) share of the Company’s common stock. The aggregate units purchased in the Financing consisted of 5,333,333 shares of common stock and callable warrants to purchase up to an additional 5,333,333 shares of the Company’s common stock. The callable warrants have a term of five (5) years and have an exercise price of $0.50 per share of common stock (subject to adjustment for stock splits, recapitalizations and other similar events) (the “Warrant”). Pursuant to the terms of the Warrant, the Company has the following call rights: (i) the Company may call up to one-third (1/3) of the original number of shares issuable upon exercise of the Warrant (subject to adjustment for stock splits, recapitalizations and other similar events) after the Company’s common stock closing bid reported by Bloomberg LP remains at an amount over $1.00 per share for at least 10 consecutive trading days and at least 100,000 shares have traded on each of such 10 consecutive trading days; (ii) the Company may call up to two-thirds (2/3) of the original number of shares issuable upon exercise of the Warrant (subject to adjustment for stock splits, recapitalizations and other similar events) after the Company’s common stock closing bid reported by Bloomberg LP remains at an amount over $1.50 per share for at least 10 consecutive trading days and at least 100,000 shares have traded on each of such 10 consecutive trading days; and (iii) the Company may call up to 100% of the original number of shares issuable upon exercise of the Warrant (subject to adjustment for stock splits, recapitalizations and other similar events), less any amount exercised pursuant to (i) and (ii), after the Company’s common stock closing bid reported by Bloomberg LP remains at an amount over $2.00 per share for at least 10 consecutive trading days and at least 100,000 shares have traded on each of such 10 consecutive trading days.

In connection with the Financing, the Company also entered into a registration rights agreement with each investor pursuant to which the Company will file, and cause to become effective with the Securities and Exchange Commission, a registration statement covering the resale of all 5,333,333 shares of the Company’s common stock and the 5,333,333 shares of the Company’s common stock underlying the Warrants sold in the Financing.

The Company will use the proceeds of the Financing for the payment of auditing expenses, legal fees, operating expenses, supplies, and general working capital.

A copy of the form of unit subscription and purchase agreement, form of callable warrant and registration rights agreement entered into with each investor in connection with the Financing are filed with this report as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein. The foregoing description of the unit subscription and purchase agreements, warrants and registration rights agreements do not purport to be complete and is qualified in its entirety by reference to the full text of the agreements.

Item 3.02 – Unregistered Sales of Equity Securities

Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

The sale of the common stock and warrants were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption from registration provided by Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were “accredited investors,” and transfer was restricted by the Company in accordance with the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Unit Subscription and Purchase Agreement
10.2	Form of Callable Warrant
10.3	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2012	VOICE ASSIST, INC. (Registrant)

	By:	/s/ Michael Metcalf
Michael Metcalf
Chief Executive Officer